Fees Summary	Feb. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,000,000.00
Previously Paid Amount	1,258.48
Total Fee Amount	1,501.00
Total Offset Amount	0.00
Net Fee	$ 242.52